          -----------------------------------------------------------
                                       THE
                                   THAI FUND,
                                      INC.
          -----------------------------------------------------------


                               SEMI-ANNUAL REPORT
                                  JUNE 30, 2000
                           MORGAN STANLEY DEAN WITTER
                           INVESTMENT MANAGEMENT INC.
                               INVESTMENT ADVISER


                              THE THAI FUND, INC.
================================================================================
DIRECTORS AND OFFICERS

Barton M. Biggs
CHAIRMAN OF THE BOARD OF DIRECTORS

Harold J. Schaaff, Jr.
PRESIDENT AND DIRECTOR

John D. Barrett II
DIRECTOR

Gerard E. Jones
DIRECTOR

Graham E. Jones
DIRECTOR

John A. Levin
DIRECTOR

Andrew McNally IV
DIRECTOR

William G. Morton, Jr.
DIRECTOR

Samuel T. Reeves
DIRECTOR

Fergus Reid
DIRECTOR

Frederick O. Robertshaw
DIRECTOR

Stefanie V. Chang
VICE PRESIDENT

Arthur J. Lev
VICE PRESIDENT

Joseph P. Stadler
VICE PRESIDENT

Mary E. Mullin
SECRETARY

Belinda A. Brady
TREASURER

Robin L. Conkey
ASSISTANT TREASURER
================================================================================
U.S. INVESTMENT ADVISER
Morgan Stanley Dean Witter Investment Management Inc.
1221 Avenue of the Americas
New York, New York 10020
--------------------------------------------------------------------------------
THAI INVESTMENT ADVISER
The Mutual Fund Public Company Limited
30th-32nd Floor, Lake Rajada Building
193-195 Ratchadaphisek Road
Khlong-Toey, Bangkok 10110 Thailand
--------------------------------------------------------------------------------
ADMINISTRATOR
The Chase Manhattan Bank
73 Tremont Street
Boston, Massachusetts 02108
--------------------------------------------------------------------------------
CUSTODIANS
The Thai Farmers Bank Public Company Limited
1 Soi Thai Farmers
Ratburana Road, Ratburana
Bangkok, Thailand

The Chase Manhattan Bank
3 Chase MetroTech Center
Brooklyn, New York 11245
--------------------------------------------------------------------------------
SHAREHOLDER SERVICING AGENT
Boston Equiserve
Investor Relations Department
P.O. Box 644
Boston, Massachusetts 02102-0644
(800) 730-6001
--------------------------------------------------------------------------------
LEGAL COUNSEL
Clifford Chance Rogers & Wells LLP
200 Park Avenue
New York, New York 10166
--------------------------------------------------------------------------------
INDEPENDENT ACCOUNTANTS
Ernst & Young LLP
787 Seventh Avenue
New York, New York 10019
================================================================================
For additional Fund information, including the Fund's net asset value per share and information regarding the investments comprising the Fund's portfolio, please call 1-800-221-6726 or visit our website at www.msdw.com/im.

LETTER TO SHAREHOLDERS
---------

For the six months ended June 30, 2000, The Thai Fund, Inc. (the "Fund") had a total return, based on net asset value per share, of -29.95% compared to -35.41% for the U.S. dollar adjusted Securities Exchange of Thailand (SET) Index (the "Index"). For the period from the Fund's commencement of operations on February 16, 1988 through June 30, 2000, the Fund's total return, based on net asset value per share, was -20.10% compared to -37.36% for the Index. On June 30, 2000, the closing price of the Fund's shares on the New York Stock Exchange was $5 3/16, representing a 29.7% premium to the Fund's net asset value per share.

The banks bore the brunt of the selling, falling by over 40% during the period and the telecommunications stocks fell by over 25 % while the energy sector declined by 16.8%.

The Thai economy expanded by 5.2% year-over-year during the first quarter of 2000, a slowdown from the fourth quarter of 1999 figure of 6.5%. Exports were the main growth engine, expanding by 20.0% year-over-year in the first half of 2000. Manufacturing exports experienced favorable growth while lower prices led to a contraction in agricultural exports. Domestic demand also improved moderately. Consumption continued to expand as reflected by improvements in several indicators such as automobile sales, value-added tax (VAT) collection and retail sales. However, high non-performing loan (NPL) levels (1.9 trillion baht or 36% of total loans), poor agricultural prices and limited improvements in employment made the recovery fragile. This led the government to postpone the planned increase in VAT (from 7 to 10%) from April 2000 to October 2000 in order to support recovery in consumption. Private investment also showed signs of pick-up, as seen in the pick-up in machinery and equipment expenditure as well as construction. Board of Investment statistics suggested a potential rise in direct investment, especially in electronics, agro-industry and chemical sectors. On the external front, the trade surplus remained healthy, reaching U.S. $3.2 billion for the first five months of 2000.

Inflation remained subdued because of falling agricultural prices and relatively weak demand, which helped moderate the 50% rise in oil prices during the past 15 months. Headline inflation rose only 1.2% and core inflation rose 0.6%, significantly below the Bank of Thailand's (BoT) upper bound inflation target of 3.5%. Therefore, we believe that the BoT will maintain its loose monetary policy stance for the next 6-12 months to support the recovery. Excess liquidity remains in the banking system and the interbank rate remains low at 1.75-2.5%, while deposit rates are at historical lows of 3.5-4.0%. This has induced some depositors to move their money into the bond market, which offers higher returns. Commercial bank loans contracted at an annual rate of 1.4% while deposits grew at 3%. The monetary base and narrow money supply have consistently declined from the end of 1999 as the BoT continued to absorb excess liquidity injected during December 1999 in preparation for Y2K.

Disagreement over the budget has led to the resignation of 97 opposition politicians and the call for an immediate election. The existing government resisted this, preferring to pass the 2001 budget and election law reforms before dissolving parliament. General elections must be held before November of 2000 with Thai Rak Thai party (under Thaksin Shinawatra) likely to play a major role in the new government, possibly in a coalition with the democrats.

During the past six months, good progress was made on corporate restructuring with several merger & acquisitions. Major deals included HSBC's purchase of a 75% stake in a government bank and Telenor's acquisition of 30% of Total Access Communication and 24.8% of UCOM. An Effective Planner Company was also installed to oversee the debt restructuring proposal of TPI. Otherwise, the first quarter of 2000 corporate earnings were largely within expectations and improved financial performance had broadened to include more medium-sized corporates.

The country's external balance remained strong with a sustainable current account surplus of about U.S. $800-900 million per month which is financing foreign debt repayment of the private sector. The BoT revised up the country's external debt from U.S. $72 billion to U.S. $92 billion after a more detailed survey of the non-bank (corporate) external debt position. The upward revision increases concerns over capital outflow, weakening baht sentiment in the medium term. However, generous current account surpluses allow continued repayment of foreign debt without pushing international reserve below critical levels. Currently, reserves are 1.8 times short-term debt.

Following the reduction of its weight in the MSCI Asia ex-Japan Index, the Thai corporates face an uphill task of attracting foreign investors amidst a backdrop of near-term political uncertainties and moderate economic growth. NPL reduction, an important confidence booster, is likely to be gradual. With easing concerns about the threat of a hard landing for the U.S. economy, the banks and other interest-rate sensitive stocks could do well in the short term. However, we are still underweight the sector as they are unlikely to solve the unrestructurable NPLs in an acceptable timeframe. We continue to prefer the export and consumer sectors, especially those with good management quality and strong balance sheets.

Sincerely,

/s/ Harold J. Schaaff, Jr.

Harold J. Schaaff, Jr.
PRESIDENT AND DIRECTOR

July 2000

THE INFORMATION CONTAINED IN THIS OVERVIEW REGARDING SPECIFIC SECURITIES IS FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS A RECOMMENDATION TO PURCHASE OR SELL THE SECURITIES MENTIONED.

FOREIGN INVESTING INVOLVES CERTAIN RISKS, INCLUDING CURRENCY FLUCTUATIONS AND CONTROLS, RESTRICTIONS ON FOREIGN INVESTMENTS, LESS GOVERNMENTAL SUPERVISION AND REGULATION, LESS LIQUIDITY AND THE POTENTIAL FOR MARKET VOLATILITY AND POLITICAL INSTABILITY.

--------------------------------------------------------------------------------
DAILY NET ASSET AND MARKET VALUES, AS WELL AS MONTHLY PORTFOLIO INFORMATION FOR THE FUND, ARE AVAILABLE ON OUR WEBSITE AT www.msdw.com/im.

The Thai Fund, Inc.
Investment Summary as of June 30, 2000 (Unaudited)
================================================================================

HISTORICAL
INFORMATION                                                            TOTAL RETURN(%)
                                             ------------------------------------------------------------------
                                                MARKET VALUE(1)      NET ASSET VALUE(2)          INDEX(3)
                                             --------------------   -------------------------------------------
                                                          AVERAGE                AVERAGE                AVERAGE
                                             CUMULATIVE    ANNUAL   CUMULATIVE    ANNUAL   CUMULATIVE    ANNUAL
                                             ----------   -------   ----------   -------   ----------   -------
                    YEAR TO DATE               -33.60%        --      -29.95%        --      -35.41%        --
                    ONE YEAR                   -49.39     -49.39%     -26.61     -26.61%     -41.37     -41.37%
                    FIVE YEAR                  -76.15     -24.93      -83.42     -30.19      -85.30     -31.85
                    TEN YEAR                   -58.43      -8.40      -66.06     -10.24      -79.76     -14.77
                    SINCE INCEPTION*             3.62       0.29      -20.10      -1.80      -37.36      -3.71

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.
--------------------------------------------------------------------------------
RETURNS AND PER SHARE INFORMATION

[CHART]

                                                                YEAR ENDED DECEMBER 31,                                   SIX MONTHS
                                                                                                                            ENDED
                                                                                                                           JUNE 30,
                                  1990     1991     1992     1993     1994     1995     1996     1997     1998     1999      2000
                                  ----     ----     ----     ----     ----     ----     ----     ----     ----     ----   ----------
Net Asset Value Per Share .....  $13.08   $15.41   $20.69   $39.42   $28.30   $24.89   $15.63    $3.81   $3.80    $5.71     $4.00
Market Value Per Share ........  $16.00   $16.25   $18.75   $36.88   $22.38   $22.38   $16.38    $5.25   $5.88    $7.81     $5.19
Premium/(Discount) ............    22.3%     5.5     -9.4%    -6.4%   -20.9%   -10.1%     4.8%    37.8%   54.7%    36.8%     29.7%
Income Dividends ..............  $ 0.21   $ 0.21       --   $ 0.36   $ 0.35   $ 0.11   $ 0.32    $0.11   $0.19       --        --
Capital Gains Distributions ...  $ 1.68   $ 0.47       --   $ 0.51   $ 4.62   $ 3.38   $ 0.08    $0.12      --       --        --
Fund Total Return (2) .........  -20.44%   23.08%   34.26%   98.90%  -10.40%+  -0.10%  -35.93%  -75.17%   2.88%   50.26%   -29.95%
Index Total Return (3) ........  -28.60%   15.80%   24.71%   88.40%  -17.76%   -6.11%  -36.25%  -75.54%  22.43%   32.41%   -35.41%

(1) Assumes dividends and distributions, if any, were reinvested.
(2) Total investment return based on net asset value per share reflects the effects of changes in net asset value on the performance of the Fund during each period, and assumes dividends and distributions, if any, were reinvested. These percentages are not an indication of the performance of a shareholder's investment in the Fund based on market value due to differences between the market price of the stock and the net asset value per share of the Fund.
(3) The U.S. dollar adjusted Securities Exchange of Thailand (SET) Index is a capitalization weighted index of all stocks traded on the Stock Exchange of Thailand, expressed in U.S. dollars.
*   The Fund commenced operations on February 16, 1988.
+ This return does not include the effect of the rights issued in connection with the Rights Offering.

The Thai Fund, Inc.
Portfolio Summary as of June 30, 2000 (Unaudited)
================================================================================
DIVERSIFICATION OF TOTAL INVESTMENTS

[CHART]

Equity Securities                  (97.6%)
Short-Term Investments              (2.4%)

--------------------------------------------------------------------------------
INDUSTRIES

[CHART]

Banks                                      (15.5%)
Beverages                                   (4.1%)
Communications Equipment                    (4.5%)
Construction Materials                     (16.6%)
Diversified Telecommunication Services     (11.8%)
Electronic Equipment & Instruments          (8.0%)
Food Products                               (7.1%)
Media                                       (4.4%)
Oil & Gas                                   (4.6%)
Wireless Telecommunication Services         (7.4%)
Other                                      (16.0%)

--------------------------------------------------------------------------------
TEN LARGEST HOLDINGS

                                                                     PERCENT OF
                                                                     NET ASSETS
                                                                    ------------
 1.  Siam City Cement Co., Ltd.                                         8.5%
 2.  Thai Farmers Bank Public Co., Ltd.                                 8.1
 3.  Siam Cement Co., Ltd.                                              8.1
 4.  Advanced Information Services Co., Ltd.                            7.4
 5.  TelecomAsia Corp. Public Co., Ltd.                                 6.9
 6.  Charoen Pokphand Feedmill Co., Ltd.                                5.5
 7.  Shinawatra Satellite Public Co., Ltd.                              5.0
 8.  Delta Electronics Public Co., Ltd.                                 4.7
 9.  PTT Exploration & Production Public Co, Ltd.                       4.6
10.  Shinawatra Computer Co., Ltd.                                      4.5
                                                                       ----
                                                                       63.3%
                                                                       ====

FINANCIAL STATEMENTS
---------
STATEMENT OF NET ASSETS (UNAUDITED)
---------
JUNE 30, 2000

                                                                      VALUE
                                                         SHARES       (000)
--------------------------------------------------------------------------------
THAI INVESTMENT PLAN (99.4%)
--------------------------------------------------------------------------------
THAI COMMON STOCKS (97.2%)
(Unless otherwise noted)
--------------------------------------------------------------------------------
AIRLINES (2.3%)
(a)Thai Airways International Public Co., Ltd.         1,329,900   U.S.$  1,231
                                                                   ------------
--------------------------------------------------------------------------------
AUTO COMPONENTS (0.4%)
Thai Storage Battery Co., Ltd.                           390,600            217
                                                                   ------------
--------------------------------------------------------------------------------
BANKS (15.1%)
(a)Bangkok Bank Public Co., Ltd.                       2,898,050          2,256
(a)Siam Commercial Bank Public Co., Ltd. (Foreign)     2,533,900          1,423
(a)Thai Farmers Bank Public Co., Ltd.                  6,137,200          4,308
                                                                   ------------
                                                                          7,987
                                                                   ------------
--------------------------------------------------------------------------------
BEVERAGES (4.1%)
The Serm Suk Co., Ltd.                                   869,300          2,175
                                                                   ------------
--------------------------------------------------------------------------------
CHEMICALS (2.2%)
National Petrochemical Co., Ltd.                       1,526,300          1,149
                                                                   ------------
--------------------------------------------------------------------------------
COMMUNICATIONS EQUIPMENT (4.5%)
(a)Shinawatra Computer Co., Ltd. plc                     489,000          2,372
                                                                   ------------
--------------------------------------------------------------------------------
CONSTRUCTION MATERIALS (16.6%)
(a)Siam Cement Co., Ltd.                                 387,300          4,291
(a)City Cement Co., Ltd.                               1,271,945          4,513
                                                                   ------------
                                                                          8,804
                                                                   ------------
--------------------------------------------------------------------------------
DIVERSIFIED TELECOMMUNICATION SERVICES (11.8%)
(a)Shinawatra Satellite Public Co., Ltd.               3,649,575          2,632
(a)TelecomAsia Corp. Public Co., Ltd.                  3,435,600          3,639
                                                                   ------------
                                                                          6,271
                                                                   ------------
--------------------------------------------------------------------------------
ELECTRIC UTILITIES (2.7%)
Electricity Generating Public Co., Ltd.                1,950,800          1,457
                                                                   ------------
--------------------------------------------------------------------------------
ELECTRONIC EQUIPMENT & INSTRUMENTS (8.0%)
Delta Electronics Public Co., Ltd.                       374,990          2,489
Hana Microelectronics Public Co., Ltd.                   234,000          1,780
                                                                   ------------
                                                                          4,269
                                                                   ------------
--------------------------------------------------------------------------------
FOOD PRODUCTS (7.1%)
Charoen Pokphand Feedmill Co., Ltd.                    1,966,696          2,937
Thai Union Frozen Products Public Co., Ltd.              380,200            810
                                                                   ------------
                                                                          3,747
                                                                   ------------
--------------------------------------------------------------------------------
HOUSEHOLD DURABLES (2.0%)
Compass East Industry Public Co., Ltd.                   348,700          1,037
                                                                   ------------
--------------------------------------------------------------------------------
INSURANCE (1.2%)
Bangkok Insurance Co., Ltd.                              248,100            652
                                                                   ------------
--------------------------------------------------------------------------------
MEDIA (4.4%)
BEC World Co., Ltd.                                      397,900          2,336
                                                                   ------------
--------------------------------------------------------------------------------
OIL & GAS (4.6%)
PTT Exploration & Production Public Co., Ltd.            501,900          2,434
                                                                   ------------
--------------------------------------------------------------------------------
REAL ESTATE (0.5%)
(a)Golden Land Property Development Public Co.,
   Ltd.                                                1,850,000            250
                                                                   ------------
--------------------------------------------------------------------------------
SPECIALTY RETAIL (0.2%)
Siam Makro Co. Ltd.                                      110,100            131
                                                                   ------------
--------------------------------------------------------------------------------
TEXTILES & APPAREL (2.1%)
Saha-Union Co., Ltd.                                   1,483,600            407
(a)Thai Rung Textile Co., Ltd.                               958             --@
Thai Wacoal Co., Ltd.                                    347,013            691
                                                                   ------------
                                                                          1,098
                                                                   ------------
--------------------------------------------------------------------------------
WIRELESS TELECOMMUNICATION SERVICES (7.4%)
(a)Advanced Information Services Co., Ltd.               425,800          3,935
                                                                   ------------
--------------------------------------------------------------------------------
TOTAL THAI COMMON STOCKS
(Cost U.S.$68,703)                                                       51,552
                                                                   ------------
--------------------------------------------------------------------------------
                                                        NO. OF
                                                       WARRANTS
--------------------------------------------------------------------------------
WARRANTS (0.4%)
--------------------------------------------------------------------------------
BANKS (0.4%)
(a)Siam Commercial Bank Public Co., Ltd.,
   expiring 5/10/02 (Cost U.S. $--@)                   1,687,800            198
                                                                   ------------
--------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

                                                          FACE
                                                         AMOUNT       VALUE
                                                          (000)       (000)
--------------------------------------------------------------------------------
FOREIGN CURRENCY ON DEPOSIT WITH
CUSTODIAN (1.8%)
(Interest Bearing Demand Account)
Thai Baht (Cost U.S.$976)                     THB         38,191   U.S.$    975
                                                                   ------------
--------------------------------------------------------------------------------
TOTAL THAI INVESTMENT PLAN
(Cost U.S.$69,679)                                                       52,725
                                                                   ------------
--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS (0.6%)
--------------------------------------------------------------------------------
REPURCHASE AGREEMENT (0.6%)
Chase Securities, Inc., 6.15%, dated
  6/30/00, due 07/03/00, to be repurchased
  at U.S.$295, collateralized by U.S.$210
  United States Treasury Bond, 13.25%,
  due 5/15/14, valued at U.S.$310
  (Cost U.S.$295)                                            295            295
                                                                   ------------
--------------------------------------------------------------------------------
TOTAL INVESTMENTS (100.0%)
(Cost U.S.$69,974)                                                       53,020
                                                                   ------------
--------------------------------------------------------------------------------
OTHER ASSETS (0.5%)
Receivable for Investments Sold                              213
Dividends Receivable                                          47
Interest Receivable                                            4
Other                                                         26            290
                                                       ---------   ------------
--------------------------------------------------------------------------------
LIABILITIES (-0.5%)
Payable For:
Directors' Fees and Expenses                                 (72)
Shareholder Reporting Expenses                               (49)
U.S. Investment Advisory Fees                                (40)
Professional Fees                                            (39)
Administrative Fees                                          (24)
Thai Investment Advisory Fees                                (19)
Custodian Fees                                                (6)
Other Liabilities                                            (28)          (277)
                                                         ---------   -----------
--------------------------------------------------------------------------------
                                                                      AMOUNT
                                                                      (000)
--------------------------------------------------------------------------------
NET ASSETS (100%)
Applicable to 13,267,713, issued and outstanding
  U.S.$ 0.01 par value shares
  (30,000,000 shares authorized)                                   U.S.$ 53,033
                                                                   ============
--------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE                                          U.S.$   4.00
                                                                   ============
--------------------------------------------------------------------------------
AT JUNE 30, 2000, NET ASSETS CONSISTED OF:
--------------------------------------------------------------------------------
Common Stock                                                       U.S.$    132
Capital Surplus                                                         189,371
Undistributed Net Investment Income                                         575
Accumulated Net Realized Loss                                          (120,161)
Unrealized Depreciation on Investments and
  Foreign Currency Translations                                         (16,884)
--------------------------------------------------------------------------------
TOTAL NET ASSETS                                                   U.S.$ 53,033
                                                                   ============
--------------------------------------------------------------------------------
(a)   -- Non-income producing.
@     -- Value is less than U.S.$500.
June 30, 2000 exchange rate -- Thai Baht (THB) 39.175=
         U.S.$1.00.
--------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

                                                                                             SIX MONTHS ENDED
                                                                                               JUNE 30, 2000
                                                                                                (UNAUDITED)
STATEMENT OF OPERATIONS                                                                            (000)
-------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
Dividends ........................................................................          U.S.$   1,197
Interest .........................................................................                     14
-------------------------------------------------------------------------------------------------------------
Total Income .....................................................................                  1,211
-------------------------------------------------------------------------------------------------------------
EXPENSES
U.S. Investment Advisory Fees ....................................................                    275
Thai Investment Advisory Fees ....................................................                    119
Administrative Fees ..............................................................                     70
Professional Fees ................................................................                     40
Directors' Fees and Expenses .....................................................                     31
Custodian Fees ...................................................................                     23
Shareholder Reporting Expenses ...................................................                     19
Transfer Agent Fees ..............................................................                     14
Other Expenses ...................................................................                     33
------------------------------------------------------------------------------------------------------------
Total Expenses ...................................................................                    624
-------------------------------------------------------------------------------------------------------------
Net Investment Income ............................................................                    587
-------------------------------------------------------------------------------------------------------------
NET REALIZED GAIN (LOSS)
Investment Securities Sold .......................................................                  1,457
Foreign Currency Transactions ....................................................                   (115)
-------------------------------------------------------------------------------------------------------------
Net Realized Gain ................................................................                  1,342
-------------------------------------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION/DEPRECIATION
Depreciation on Investments ......................................................                (24,680)
Depreciation on Foreign Currency Translations ....................................                     (3)
-------------------------------------------------------------------------------------------------------------
Change in Unrealized Appreciation/Depreciation ...................................                (24,683)
-------------------------------------------------------------------------------------------------------------
Total Net Realized Gain and Change in Unrealized Appreciation/Depreciation .......                (23,341)
-------------------------------------------------------------------------------------------------------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS .............................          U.S.$ (22,754)
=============================================================================================================

                                                                         SIX MONTHS ENDED
                                                                           JUNE 30, 2000      YEAR ENDED
                                                                            (UNAUDITED)    DECEMBER 31, 1999
STATEMENT OF CHANGES IN NET ASSETS                                             (000)             (000)
-------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
Operations:
Net Investment Income (Loss) ........................................     U.S.$     587     U.S.$    (467)
Net Realized Gain (Loss) ............................................             1,342            (6,495)
Change in Unrealized Appreciation/Depreciation ......................           (24,683)           32,346
-------------------------------------------------------------------------------------------------------------
Net Increase (Decrease) in Net Assets Resulting from Operations .....           (22,754)           25,384
-------------------------------------------------------------------------------------------------------------
Net Assets:
Beginning of Period .................................................            75,787            50,403
-------------------------------------------------------------------------------------------------------------
End of Period (including undistributed net investment
income/(accumulated net investment loss) of
U.S.$575 and U.S.$(12), respectively) ...............................     U.S.$  53,033     U.S.$  75,787
=============================================================================================================

    The accompanying notes are an integral part of the financial statements.

FINANCIAL HIGHLIGHTS

SELECTED PER SHARE DATA                      SIX MONTHS
AND RATIOS:                                    ENDED                            YEARS ENDED DECEMBER 31,
                                           JUNE 30, 2000  --------------------------------------------------------------------------
                                            (UNAUDITED)      1999          1998          1997           1996             1995
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD .....  U.S.$  5.71   U.S.$  3.80   U.S.$  3.81   U.S.$ 15.63   U.S.$  24.89    U.S.$  28.30
------------------------------------------------------------------------------------------------------------------------------------
Net Investment Income (Loss) .............         0.04         (0.03)        (0.03)         0.33           0.31            0.38
Net Realized and Unrealized Gain (Loss)
on Investments ...........................        (1.75)         1.94          0.21        (11.92)         (9.15)          (0.19)
------------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations .........        (1.71)         1.91          0.18        (11.59)         (8.84)           0.19
------------------------------------------------------------------------------------------------------------------------------------
Distributions:
Net Investment Income ....................           --            --         (0.19)           --             --           (0.06)
In Excess of Net Investment Income .......           --            --            --         (0.11)         (0.32)          (0.05)
Net Realized Gain ........................           --            --            --            --          (0.08)          (3.23)
In Excess of Net Realized Gain ...........           --            --            --         (0.12)            --           (0.15)
------------------------------------------------------------------------------------------------------------------------------------
Total Distributions ......................           --            --         (0.19)        (0.23)         (0.40)          (3.49)
------------------------------------------------------------------------------------------------------------------------------------
Decrease in Net Asset Value due to
Capital Share Transactions ...............           --            --            --            --          (0.02)+         (0.11)+
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD ...........  U.S.$  4.00   U.S.$  5.71   U.S.$  3.80   U.S.$  3.81   U.S.$  15.63    U.S.$  24.89
====================================================================================================================================
PER SHARE MARKET VALUE, END OF PERIOD ....  U.S.$  5.19   U.S.$  7.81   U.S.$  5.88   U.S.$  5.25   U.S.$  16.38    U.S.$  22.38
====================================================================================================================================
TOTAL INVESTMENT RETURN:
Market Value .............................       (33.60)%       32.98%        15.43%       (67.35)%       (25.33)%         13.70%
Net Asset Value (1) ......................       (29.95)%       50.26%         2.88%       (75.17)%       (35.93)%         (0.10)%
====================================================================================================================================
RATIOS, SUPPLEMENTAL DATA:
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS, END OF PERIOD (THOUSANDS) ....  U.S.$53,033   U.S.$75,787   U.S.$50,403   U.S.$50,112   U.S.$204,209    U.S.$312,965
------------------------------------------------------------------------------------------------------------------------------------
Ratio of Expenses to Average Net Assets ..         1.97%*        2.04%         2.32%         1.44%          1.43%           1.30%
Ratio of Net Investment Income (Loss)
to Average Net Assets ....................         1.85%*       (0.78)%       (0.97)%        3.14%          1.42%           1.35%
Portfolio Turnover Rate ..................            8%           50%           78%           22%            24%             26%
------------------------------------------------------------------------------------------------------------------------------------

  * Annualized.
  + Decrease due to shares issued on reinvestment of distributions.
(1) Total investment return based on net asset value per share reflects the effects of changes in net asset value on the performance of the Fund during each period, and assumes dividends and distributions, if any, were reinvested. This percentage is not an indication of the performance of a shareholder's investment in the Fund based on market value due to differences between the market price of the stock and the net asset value per share of the Fund.

    The accompanying notes are an integral part of the financial statements.

NOTES TO FINANCIAL STATEMENTS
JUNE 30, 2000 (UNAUDITED)
---------

     The Thai Fund, Inc. (the "Fund") was incorporated on June 10, 1987 and is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended. The Fund's investment objective is long-term capital appreciation through investments primarily in equity securities. The Fund makes its investments in Thailand through the Thai Investment Plan (the "Plan") established in conformity with Thai law. The Fund is the sole unit holder of the Plan. The accompanying financial statements are prepared on a consolidated basis and present the financial position and results of operations of the Plan and the Fund.

A. The following significant accounting policies are in conformity with generally accepted accounting principles for investment companies. Such policies are consistently followed by the Fund in the preparation of its financial statements. Generally accepted accounting principles may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1. SECURITY VALUATION: In valuing the Fund's assets, all listed securities for which market quotations are readily available are valued at the last sales price on the valuation date, or if there was no sale on such date, at the mean between the current bid and asked prices. Securities which are traded over-the-counter are valued at the average of the mean of current bid and asked prices obtained from reputable brokers. Short-term securities which mature in 60 days or less are valued at amortized cost. All other securities and assets for which market values are not readily available (including investments which are subject to limitations as to their sale) are valued at fair value as determined in good faith under procedures approved by the Board of Directors, although the actual calculations may be done by others.

2. TAXES: It is the Fund's intention to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for U.S. Federal income taxes is required in the financial statements.

     Distributions of income from the Plan to the Fund are subject to Thai income tax which is withheld at a rate of 10% of the local currency gross distribution amount. All distributions from the Plan to the Fund must be approved by The Bank of Thailand ("BOT") pursuant to the laws of The Kingdom of Thailand. For financial statement purposes, the Fund accrues and allocates the Thai income tax to net investment income, net realized gains and net unrealized appreciation on the basis of their relative amounts. For U.S. Federal income tax purposes, the Thai income tax is deducted, when paid, from net investment income.

3. REPURCHASE AGREEMENTS: The Fund may enter into repurchase agreements under which the Fund lends excess cash and takes possession of securities with an agreement that the counterparty will repurchase such securities. In connection with transactions in repurchase agreements, a bank as custodian for the Fund takes possession of the underlying securities (collateral), with a market value at least equal to the amount of the repurchase transaction, including principal and accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

4. FOREIGN CURRENCY TRANSLATION: The books and records of the Fund are maintained in U.S. dollars. Amounts denominated in Thai baht are translated into U.S. dollars at the mean of the bid and asked prices of such currency against U.S. dollars last quoted by a major bank as follows:

     - investments, other assets and liabilities - at the prevailing rate of exchange on the valuation date;

     - investment transactions and investment income - at the prevailing rate of exchange on the dates of such transactions.

     Although the net assets of the Fund are presented at the foreign exchange rate and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rate from the fluctuations arising from changes in the market prices of the securities held at period end. Similarly, the Fund does not isolate the effect of changes in the foreign exchange rate from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) due to securities transactions are included in the reported net realized and unrealized gains (losses) on investment transactions and balances.

     Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from sales and maturities of foreign currency exchange contracts, dispositions of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income recorded on the Fund's books and the U.S. dol-lar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of unrealized appreciation (depreciation) on investments and foreign currency translations in the Statement of Net Assets. The change in net unrealized currency gains (losses) on foreign currency translations for the period is reflected in the Statement of Operations.

     Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

The Fund may use derivatives to achieve its investment objectives. The Fund may engage in transactions in futures contracts on foreign currencies, stock indices, as well as in options, swaps and structured notes. Consistent with the Fund's investment objectives and policies, the Fund may use derivatives for non-hedging as well as hedging purposes.

Following is a description of derivative instruments that the Fund may utilize and their associated risks:

5. FOREIGN CURRENCY EXCHANGE CONTRACTS: The Fund may enter into foreign currency exchange contracts generally to attempt to protect securities and related receivables and payables against changes in future foreign exchange rates and, in certain situations, to gain exposure to a foreign currency. A foreign currency exchange contract is an agreement between two parties to buy or sell currency at a set price on a future date. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked-to-market daily and the change in market value is recorded by the Fund as unrealized gain or loss. The Fund records realized gains or losses when the contract is closed equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risk may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and is generally limited to the amount of unrealized gain on the contracts, if any, at the date of default. Risks may also arise from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

6. FORWARD COMMITMENTS AND WHEN-ISSUED/DELAYED DELIVERY SECURITIES: The Fund may make forward commitments to purchase or sell securities. Payment and delivery for securities which have been purchased or sold on a forward commitment basis can take place a month or more (not to exceed 120 days) after the date of the transaction. Additionally, the Fund may purchase securities on a when-issued or delayed delivery basis. Securities purchased on a when-issued or delayed delivery basis are purchased for delivery beyond the normal settlement date at a stated price and yield, and no income accrues to the Fund on such securities prior to delivery. When the Fund enters into a purchase transaction on a when-issued or delayed delivery basis, it either establishes a segregated account in which it maintains liquid assets in an amount at least equal in value to the Fund's commitments to purchase such securities or denotes such assets as segregated on the Fund's records. Purchasing securities on a forward commitment or when-issued or delayed-delivery basis may involve a risk that the market price at the time of delivery may be lower than the agreed upon purchase price, in which case there could be an unrealized loss at the time of delivery.

7. SWAP AGREEMENTS: The Fund may enter into swap agreements to exchange the return generated by one security, instrument or basket of instruments for the return generated by another security, instrument or basket of instruments. The following summarizes swaps which may be entered into by the Fund:

     INTEREST RATE SWAPS: Interest rate swaps involve the exchange of commitments to pay and receive interest based on a notional principal amount. Net periodic interest payments to be received or paid are accrued daily and are recorded in the Statement of Operations as an adjustment to interest income. Interest rate swaps are marked-to-market daily based upon quotations from market makers and the change, if any, is recorded as unrealized appreciation or depreciation in the Statement of Operations.

     TOTAL RETURN SWAPS: Total return swaps involve commitments to pay interest in exchange for a market-linked return based on a notional amount. To the extent the total return of the security, instrument or basket of instruments underlying the transaction exceeds or falls short of the offsetting interest obligation, the Fund will receive a payment from or make a payment to the counterparty, respectively. Total return swaps are marked-to-market daily based upon quotations from market makers and the change, if any, is recorded as unrealized gains or losses in the Statement of Operations. Periodic payments received or made at the end of each measurement period, but prior to termination, are recorded as realized gains or losses in the Statement of Operations.

     Realized gains or losses on maturity or termination of interest rate and total return swaps are presented in the Statement of Operations. Because there is no organized market for these swap agreements, the value reported in the Statement of Net Assets may differ from that which would be realized in the event the Fund terminated its position in the agreement. Risks may arise upon entering into these agreements from the potential inability of the counterparties to meet the terms of the agreements and are generally limited to the amount of net interest payments to be received and/or favorable movements in the value of the underlying security, instrument or basket of instruments, if any, at the date of default.

     Risks also arise from potential losses from adverse market movements, and such losses could exceed the related amounts shown in the Statement of Net Assets.

8. STRUCTURED SECURITIES: The Fund may invest in interests in entities organized and operated solely for the purpose of restructuring the investment characteristics of sovereign debt obligations. This type of restructuring involves the deposit with or purchase by an entity of specified instruments and the issuance by that entity of one or more classes of securities ("Structured Securities") backed by, or representing interests in, the underlying instruments. Structured Securities generally will expose the Fund to credit risks of the underlying instruments as well as of the issuer of the Structured Security. Structured Securities are typically sold in private placement transactions with no active trading market. Investments in Structured Securities may be more volatile than their underlying instruments, however, any loss is limited to the amount of the original investment.

9. OVER-THE-COUNTER TRADING: Securities and other derivative instruments that may be purchased or sold by the Fund may consist of instruments not traded on an exchange. The risk of nonperformance by the obligor on such an instrument may be greater, and the ease with which the Fund can dispose of or enter into closing transactions with respect to such an instrument may be less, than in the case of an exchange-traded instrument. In addition, significant disparities may exist between bid and asked prices for derivative instruments that are not traded on an exchange. Derivative instruments not traded on exchanges are also not subject to the same type of government regulation as exchange traded instruments, and many of the protections afforded to participants in a regulated environment may not be available in connection with such transactions.

During the six month period ended June 30, 2000, the Fund's investments in the derivative instruments described above only included foreign currency exchange contracts.

10. OTHER: Security transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses on the sale of investment securities are determined on the specific identified cost basis. Interest income is recognized on the accrual basis. Dividend income is recorded on the ex-dividend date (except certain dividends which may be recorded as soon as the Fund is informed of such dividend) net of applicable withholding taxes where recovery of such taxes is not reasonably assured. Distributions to shareholders are recorded on the ex-dividend date.

     The amount and character of income and capital gain distributions to be paid by the Fund are determined in accordance with Federal income tax regulations, which may differ from generally accepted accounting principles. The book/tax differences are either considered temporary or permanent in nature.

     Temporary differences are attributable to differing book and tax treatments for the timing of the recognition of gains and losses on certain investment transactions and the timing of the deductibility of certain expenses.

     Permanent book and tax basis differences may result in reclassifications among undistributed net investment income (loss), accumulated net realized gain (loss) and paid in capital.

     Adjustments for permanent book-tax differences, if any, are not reflected in ending undistributed net investment income (loss) for the purpose of calculating net investment income (loss) per share in the financial highlights.

B. Morgan Stanley Dean Witter Investment Management Inc. (the "U.S. Adviser") provides investment advisory services to the Fund under the terms of an Investment Advisory Agreement (the "Agreement"). Under the Agreement, the U.S. Adviser is paid a fee computed weekly and payable monthly at an annual rate of 0.90% of the Fund's first $50 million of average weekly net assets, 0.70% of the Fund's next $50 million of average weekly net assets and 0.50% of the Fund's average weekly net assets in excess of $100 million.

C. The Mutual Fund Public Company Limited (the "Thai Adviser") provides investment advisory services to the Fund under the terms of a contract. Under the contract, the Thai Adviser is paid a fee computed weekly and payable monthly at an annual rate of 0.40% of the Fund's first $50 million of average weekly net assets, 0.25% of the Fund's next $50 million of average weekly net assets and 0.20% of the Fund's average weekly net assets in excess of $100 million.

D. The Chase Manhattan Bank, through its corporate affiliate Chase Global Funds Services Company (the "Administrator"), provides administrative services to the Fund under an Administration Agreement. Under the Administration Agreement, the Administrator is paid a fee computed weekly and payable monthly at an annual rate of 0.05% of the Fund's average weekly net assets, plus $100,000 per annum. In addition, the Fund is charged certain out-of-pocket expenses by the Administrator.

E. The Chase Manhattan Bank, acts as custodian for the Fund's assets held in the United States. Custody fees are payable monthly based on assets held in custody, investment purchases and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.

F. During the six month period ended June 30, 2000, the Fund made purchases and sales totaling $6,525,000 and $5,141,000, respectively, of investment securities other than long-term U.S. Government securities and short-term investments. There were no purchases or sales of long-term U.S. Government securities. At June 30, 2000, the U.S. Federal income tax cost basis of securities was $68,998,000 and, accordingly, net unrealized depreciation for U.S. Federal income tax purposes was $16,953,000, of which $9,792,000 related to appreciated securities and $26,745,000 related to depreciated securities. At December 31, 1999, the Fund had a capital loss carryforward for U.S. Federal income tax purposes of approximately $111,623,000 available to offset future gains of which $23,693,000 will expire on December 31, 2005, $85,158,000 will expire on December 31, 2006 and $2,772,000 will expire on December 31, 2007. To the extent that capital gains are offset, such gains will not be distributed to the shareholders.

G. A significant portion of the Fund's net assets consist of investments in the Thai Investment Plan, including Thai equity securities, which may be subject to greater price volatility, lower liquidity and less diversity than equity securities of companies based in the United States. In addition, Thai equity securities may be subject to substantial governmental involvement in the economy and greater social, economic and political uncertainty.

H. Each Director of the Fund who is not an officer of the Fund or an affiliated person as defined under the Investment Company Act of 1940, as amended, may elect to participate in the Directors' Deferred Compensation Plan (the "Compensation Plan"). Under the Compensation Plan, such Directors may elect to defer payment of a percentage of their total fees earned as a Director of the Fund. These deferred portions are treated, based on an election by the Director, as if they were either invested in the Fund's shares or invested in U.S. Treasury Bills, as defined under the Compensation Plan. At June 30, 2000 the deferred fees payable, under the Compensation Plan totaled $72,000 and are included in Payable for Directors' Fees and Expenses on the Statement of Net Assets.

                        I. Supplemental Proxy Information

The Annual Meeting of the Stockholders of the Fund was held on June 15, 2000. The following is a summary of the proposal presented and the total number of shares voted:

                                                                       VOTES IN          VOTES         VOTES
PROPOSAL:                                                              FAVOR OF         AGAINST      ABSTAINED
---------                                                             ----------       ---------    -----------
1.  To elect the following Directors:  Andrew McNally IV ............  6,763,312        144,418           --
                                       Frederick O. Robertshaw ......  6,775,705        132,025           --
                                       Harold J. Schaaff, Jr. .......  6,773,425        134,305           --
                                       Fergus Reid ..................  6,764,260        143,470           --
                                       Graham E. Jones ..............  6,774,955        132,775           --
                                       John D. Barrett II ...........  6,764,827        142,903           --
                                       Samuel T. Reeves .............  6,760,186        147,544           --
                                       Gerard E. Jones ..............  6,762,821        144,909           --

The Annual Meeting of the Stockholders of the Fund was reconvened on August 1, 2000. The following is a summary of the proposal presented and the total number of shares voted:

                                                                       VOTES IN          VOTES         VOTES
PROPOSAL:                                                              FAVOR OF         AGAINST      ABSTAINED
---------                                                             ----------       ---------    -----------
2.  To ratify the selection of Ernst & Young LLP as independent
    accountants of the Fund .........................................  6,751,813         11,895         62,271

--------------------------------------------------------------------------------
CHANGE IN INDEPENDENT ACCOUNTANTS:

ON JULY 5, 2000, PRICEWATERHOUSECOOPERS LLP RESIGNED AS INDEPENDENT ACCOUNTANTS OF THE FUND. THE REPORTS OF PRICEWATERHOUSECOOPERS LLP ON THE FINANCIAL STATEMENTS OF THE FUND FOR THE PAST TWO FISCAL YEARS CONTAINED NO ADVERSE OPINION OR DISCLAIMER OF OPINION AND WERE NOT QUALIFIED OR MODIFIED AS TO UNCERTAINTY, AUDIT SCOPE OR ACCOUNTING PRINCIPLE. IN CONNECTION WITH ITS AUDITS FOR THE TWO MOST RECENT FISCAL YEARS AND THROUGH JULY 5, 2000, THERE HAVE BEEN NO DISAGREEMENTS WITH PRICEWATERHOUSECOOPERS LLP ON ANY MATTER OF ACCOUNTING PRINCIPLES OR PRACTICES, FINANCIAL STATEMENT DISCLOSURE, OR AUDITING SCOPE OR PROCEDURE, WHICH DISAGREEMENTS, IF NOT RESOLVED TO THE SATISFACTION OF PRICEWATERHOUSECOOPERS LLP, WOULD HAVE CAUSED THEM TO MAKE REFERENCE THERETO IN THEIR REPORT ON THE FINANCIAL STATEMENTS FOR SUCH YEARS. THE FUND, WITH THE APPROVAL OF ITS BOARD OF DIRECTORS, AUDIT COMMITTEE AND SHAREHOLDERS, ENGAGED ERNST & YOUNG LLP AS INDEPENDENT ACCOUNTANTS AS OF AUGUST 1, 2000.

DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN

     Pursuant to the Dividend Reinvestment and Cash Purchase Plan (the "Plan"), each shareholder will be deemed to have elected, unless Boston Equiserve (the "Plan Agent") is otherwise instructed by the shareholder in writing, to have all distributions automatically reinvested in Fund shares. Participants in the Plan have the option of making additional voluntary cash payments to the Plan Agent, annually, in any amount from $100 to $3,000, for investment in Fund shares.

     Dividend and capital gain distributions will be reinvested on the reinvestment date. If the market price per share equals or exceeds net asset value per share on the reinvestment date, the Fund will issue shares to participants at net asset value. If net asset value is less than 95% of the market price on the reinvestment date, shares will be issued at 95% of the market price. If net asset value exceeds the market price on the reinvestment date, participants will receive shares valued at market price. The Fund may purchase shares of its Common Stock in the open market in connection with dividend reinvestment requirements at the discretion of the Board of Directors. Should the Fund declare a dividend or capital gain distribution payable only in cash, the Plan Agent will purchase Fund shares for participants in the open market as agent for the participants.

     The Plan Agent's fees for the reinvestment of dividends and distributions will be paid by the Fund. However, each participant's account will be charged a pro rata share of brokerage commissions incurred on any open market purchases effected on such participant's behalf. A participant will also pay brokerage commissions incurred on purchases made by voluntary cash payments. Although shareholders in the Plan may receive no cash distributions, participation in the Plan will not relieve participants of any income tax which may be payable on such dividends or distributions.

     In the case of shareholders, such as banks, brokers or nominees, which hold shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the shareholder as representing the total amount registered in the shareholder's name and held for the account of beneficial owners who are participating in the Plan.

     Shareholders who do not wish to have distributions automatically reinvested should notify the Plan Agent in writing. There is no penalty for non-participation or withdrawal from the Plan, and shareholders who have previously withdrawn from the Plan may rejoin at any time. Requests for additional information or any correspondence concerning the Plan should be directed to the Plan Agent at:

                   The Thai Fund, Inc.
                   Boston Equiserve
                   Dividend Reinvestment and Cash Purchase Plan
                   P.O. Box 1681
                   Boston, MA 02105-1681
                   1-800-730-6001